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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2023
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1STDIBS.COM, INC.

(Exact name of registrant as specified in its charter)
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Delaware	001-40453	94-3389618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Astor Place, 3rd Floor New York, New York 10003
(Address of principal executive offices, including zip code)

(212) 627-3927
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	DIBS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.07    Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of 1stdibs.com, Inc. (the “Company”) was held on May 11, 2023 (the “Annual Meeting”). Two proposals were submitted to stockholders as described in the Proxy Statement for the Annual Meeting and were approved by the Company’s stockholders at the Annual Meeting. The proposals and the results of the stockholder votes are as follows.

1. Proposal to elect two Class II directors to serve until the 2026 annual meeting of stockholders or until their successors are duly elected and qualified:

	For	Withheld	Broker Non-Vote
Matthew R. Cohler	26,665,458	351,750	6,397,860
Andrew G. Robb	24,762,365	2,254,843	6,397,860

2. Proposal to ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2023:

For	Against	Abstain	Broker Non-Vote
33,303,659	110,062	1,347	0

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

1STDIBS.COM, INC.

Dated:	May 17, 2023	/s/ Melanie Goins
Melanie Goins General Counsel and Corporate Secretary